                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 14, 2004
                                -----------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-15190                13-3159796
       ----------------                 -----------            --------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)


                              58 South Service Road
                               Melville, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                                 ---------------
              (Registrant's telephone number, including area code)

                                       N/A
                                    ---------
                        (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR

      On December 14, 2004, OSI Pharmaceuticals, Inc. (the "Company"), pursuant to a resolution approved by its Board of Directors, changed the Company's fiscal year end from September 30 to December 31. The decision to change the fiscal year end was principally for the purpose of aligning the Company's operating cycle with that of its principal alliance partners and its industry sector. The first fiscal year (which shall henceforth be the calendar year) affected by this resolution will end December 31, 2005. A Transition Report on Form 10-Q will be filed for the three-month transition period beginning October 1, 2004 and ending December 31, 2004 in accordance with applicable SEC filing requirements for such report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 16, 2004                    OSI PHARMACEUTICALS, INC.


                                     By:  /s/ Robert L. Van Nostrand
                                          -------------------------------------
                                          Robert L. Van Nostrand
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)



                                      3